UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       ----------------------------------



                               November 1, 2004
                Date of report (Date of earliest event reported)



                          DOLLAR FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


               New York                           333-18221                       13-2997911
     (State or Other Jurisdiction                (Commission                     (IRS Employer
          of Incorporation)                      File Number)                Identification Number)


              1436 Lancaster Avenue, Berwyn, Pennsylvania 19312-1288
               (Address of principal executive offices) (zip code)



                                 (610) 296-3400
               Registrant's telephone number, including area code

Item 2.02         Results of Operations and Financial Condition

                  On October 29, 2004 Dollar Financial Group, Inc.(the "Company") issued a press release announcing its earnings for the fiscal quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1.

                  The information in this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01.        Financial Statements and Exhibits

                        (c)        Exhibits.

                             99.1 Press Release dated October 29, 2004 by Dollar Financial Group, Inc.



                                    SIGNATURE

         Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 1, 2004

                                    DOLLAR FINANCIAL GROUP, INC.
                                    a New York corporation


                                    By:     /s/ Randall L. Underwood
                                           --------------------------
                                    Name:  Randall L. Underwood
                                    Title: Executive Vice President and
                                           Chief Financial Officer



                               EXHIBIT INDEX

         Exhibit No.            Description

         99.1                   Press Release dated October 29, 2004 by Dollar
                                Financial Group, Inc